Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY
NET SALES
FOR THE PERIOD ENDED JUNE 30, 2004
($ in millions)

					Percentage Change
Quarter-to-Date	2004		2003		Including Foreign Exchange	Excluding Foreign Exchange
	Amount	% of Total	Amount	% of Total
Pharmaceuticals	$3,831	70.6%	$3,631	70.8%	6%	2%
US Pharmaceuticals	2,048	37.7%	2,018	39.3%	1%	1%
Primary Care	1,419	26.1%	1,519	29.6%	-7%	-7%
Oncology/Virology	510	9.4%	435	8.5%	17%	17%
Neuroscience	119	2.2%	64	1.2%	86%	86%
Latin America/Canada	257	4.7%	240	4.7%	7%	4%
Europe and Middle East Medicines	1,185	21.8%	1,052	20.5%	13%	3%
Asia/Pacific Medicines	293	5.4%	256	5.0%	14%	6%
Oncology Therapeutics Network	611	11.2%	558	10.9%	9%	9%
Nutritionals	510	9.4%	521	10.2%	-2%	-2%
Other Healthcare	478	8.8%	419	8.1%	14%	10%
ConvaTec	234	4.3%	202	3.9%	16%	9%
Medical Imaging	151	2.8%	129	2.5%	17%	16%
Consumer Medicines	93	1.7%	88	1.7%	6%	4%

Total Company	$5,430	100.0%	$5,129	100.0%	6%	3%

					Percentage Change
Year-to-Date	2004		2003		Including Foreign Exchange	Excluding Foreign Exchange
	Amount	% of Total	Amount	% of Total
Pharmaceuticals	$7,522	70.9%	$6,996	71.0%	8%	3%
US Pharmaceuticals	3,974	37.5%	3,907	39.6%	2%	2%
Primary Care	2,800	26.4%	2,936	29.8%	-5%	-5%
Oncology/Virology	942	8.9%	870	8.8%	8%	8%
Neuroscience	232	2.2%	101	1.0%	130%	130%
Latin America/Canada	508	4.8%	454	4.6%	12%	7%
Europe and Middle East Medicines	2,374	22.4%	2,037	20.7%	17%	3%
Asia/Pacific Medicines	561	5.3%	482	4.9%	16%	6%
Oncology Therapeutics Network	1,166	11.0%	1,078	10.9%	8%	8%
Nutritionals	1,012	9.5%	979	9.9%	3%	3%
Other Healthcare	911	8.6%	804	8.2%	13%	8%
ConvaTec	451	4.3%	383	3.9%	18%	9%
Medical Imaging	290	2.7%	250	2.6%	16%	15%
Consumer Medicines	170	1.6%	171	1.7%	-1%	-4%

Total Company	$10,611	100.0%	$9,857	100.0%	8%	4%

*	Change is in excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY
SEGMENT SALES AND COMPOSITION OF CHANGE IN SALES
FOR THE PERIOD ENDED JUNE 30, 2004
(DOLLARS IN MILLIONS)

QUARTER-TO-DATE
		Oncology
		Therapeutics				Consumer
	Pharmaceuticals	Network	Nutritionals	Convatec	Medical Imaging	Medicines	Total Company
Price Increases(Decreases)	1%	—	6%	—	2%	1%	1%
Foreign Exchange	4%	—	—	7%	1%	2%	3%
Volume	1%	9%	-8%	9%	14%	3%	2%

Total Change	6%	9%	-2%	16%	17%	6%	6%

Total 2003 Period to Date Sales	$3,831	$611	$510	$234	$151	$93	$5,430
Total 2002 Period to Date Sales	$3,631	$558	$521	$202	$129	$88	$5,129

YEAR-TO-DATE
		Oncology
		Therapeutics				Consumer
	Pharmaceuticals	Network	Nutritionals	Convatec	Medical Imaging	Medicines	Total Company
Price Increases(Decreases)	-1%	—	4%	—	4%	—	—
Foreign Exchange	5%	—	—	9%	1%	3%	4%
Volume	4%	8%	-1%	9%	11%	-4%	4%
Total Change	8%	8%	3%	18%	16%	-1%	8%

Total 2004 Period to Date Sales	$7,522	$1,166	$1,012	$451	$290	$170	$10,611
Total 2003 Period to Date Sales	$6,996	$1,078	$979	$383	$250	$171	$9,857

BRISTOL-MYERS SQUIBB COMPANY
2004 SECOND QUARTER REVIEW
($ in Millions)

Corporate Overview

Revenues:	2004	% of Total	2003	% of Total	%Var.
Pharmaceuticals	$3,831	70.6%	$3,631	70.8%	6%
Oncology Therapeutics Network	611	11.2%	558	10.9%	9%
Nutritionals	510	9.4%	521	10.2%	-2%
Other Healthcare	478	8.8%	419	8.1%	14%
ConvaTec	234	4.3%	202	3.9%	16%
Medical Imaging	151	2.8%	129	2.5%	17%
Consumer Medicines	93	1.7%	88	1.7%	6%

	5,430	100.0%	5,129	100.0%	6%

Expenses:		% of Sales		% of Sales	%Var.

COGS	2,095	38.6%	1,852	36.1%	13%
SG&A	1,212	22.3%	1,147	22.4%	6%
Adv. & Promo.	346	6.4%	354	6.9%	-2%
R&D	625	11.5%	524	10.2%	19%
In-process R&D	62	1.1%	—	—	—
Gain on sale of businesses	(18)	-0.3%	—	—	—
Provision for restructuring	6	0.1%	(7)	-0.1%	186%
Litigation settlement expense/(income)	379	7.0%	(41)	-0.9%	*
Equity in net income of affiliates	(59)	-1.1%	(48)	-0.9%	-23%
Other (Inc)/Exp	7	0.1%	101	2.0%	-93%

	4,655	85.7%	3,882	75.7%	20%

Earnings Before Minority Interest and Income Taxes	775	14.3%	1,247	24.3%	-38%
Provision for income taxes	120		262
Minority interest, net of taxes	128		83

Net Earnings	$527	9.7%	$902	17.6%	-42%

Earnings Per Share — Basic	$0.27		$0.47		-43%

Average Shares — Basic	1,942		1,937
Earnings Per Share — Diluted	$0.27		$0.46		-41%

Average Shares — Diluted	1,976		1,942

*	in excess of +/- 200%

	Worldwide		Change in U.S.
	Sales		Rx Demand
Selected Products	$ in Millions	%Var.	3Q03 vs. 3Q02
Plavix	$769	38%	25%
Pravachol/Pravigard Pac	656	-6%	-9%
Avapro/Avalide	233	37%	15%
Enfamil	224	-4%	N/A
Sustiva	153	-4%	5%
Ostomy	137	9%	N/A
Wound Therapeutics	94	29%	N/A
Zerit	78	-20%	-28%
Coumadin	77	-18%	-19%
Videx/Videx EC	69	-1%	-1%
Glucovance	47	-59%	-38%
Glucophage XR	10	-90%	-78%

Other (Income)/Expense	2004	2003
Interest Expense	70	78
Interest Income	(22)	(12)
Foreign Exchange	38	6
Other — net	(79)	29

	7	101

BRISTOL-MYERS SQUIBB COMPANY
2004 SIX MONTH REVIEW
($ in Millions)

Corporate Overview

Revenues:	2004	% of Total	2003	% of Total	%Var.
Pharmaceuticals	$7,522	70.9%	$6,996	71.0%	8%
Oncology Therapeutics Network	1,166	11.0%	1,078	10.9%	8%
Nutritionals	1,012	9.5%	979	9.9%	3%
Other Healtcare	911	8.6%	804	8.2%	13%
ConvaTec	451	4.3%	383	3.9%	18%
Medical Imaging	290	2.7%	250	2.6%	16%
Consumer Medicines	170	1.6%	171	1.7%	-1%

	10,611	100.0%	9,857	100.0%	8%

Expenses:		% of Sales		% of Sales	%Var.

COGS	3,994	37.6%	3,561	36.1%	12%
SG&A	2,446	23.1%	2,247	22.8%	9%
Adv. & Promo.	662	6.2%	669	6.8%	-1%
R&D	1,208	11.4%	999	10.1%	21%
In-process R&D	62	0.6%	—	—	—
Gain on sale of businesses	(313)	-2.9%	—	—	—
Provision for restructuring and other items	18	0.2%	5	0.1%	*
Litigation settlement expense/(income)	379	3.6%	(62)	-0.6%	*
Equity in net income of affiliates	(134)	-1.3%	(70)	-0.7%	-91%
Other (Inc)/Exp, net	45	0.4%	98	1.0%	-54%

	8,367	78.9%	7,447	75.6%	12%

Earnings Before Minority Interest and Income Taxes	2,244	21.1%	2,410	24.4%	-7%
Provision for income taxes	518		578
Minority interest, net of taxes	235		138

Net Earnings	$1,491	14.1%	$1,694	17.2%	-12%

Earnings Per Share — Basic	$0.77		$0.88		-13%

Average Shares — Basic	1,940		1,936
Earnings Per Share — Diluted	$0.76		$0.87		-13%

Average Shares — Diluted	1,976		1,941

*	in excess of +/- 200%

	Worldwide		Change in U.S.
	Sales		Rx Demand
Selected Products	$ in Millions	%Var.	YTD 04 vs. YTD 03
Plavix	$1,466	52%	28%
Pravachol/Pravigard Pac	1,327	1%	-5%
Enfamil	432	9%	N/A
Avapro/Avalide	430	25%	16%
Sustiva	292	-6%	6%
Ostomy	264	11%	N/A
Wound Therapeutics	181	28%	N/A
Glucovance	149	-33%	-19%
Videx/Videx EC	140	-1%	-1%
Zerit	136	-36%	-29%
Coumadin	114	-37%	-18%
Glucophage XR	29	-86%	-74%

Other (Income)/Expense	2004	2003
Interest Expense	139	159
Interest Income	(39)	(32)
Foreign Exchange	55	(34)
Other — net	(110)	5

	45	98

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE SALES BY PRODUCT
FOR THE THREE MONTHS ENDED JUNE 30, 2004
($ in millions)

	WORLDWIDE			INTERNATIONAL *			DOMESTIC *
	2004	2003	% growth	2004	2003	% growth	2004	2003	% growth
Total Company	$5,430	$5,129	6%	$2,157	$1,963	10%	$3,273	$3,166	3%

PHARMACEUTICALS	3,831	3,631	6%	1,760	1,582	11%	2,071	2,049	1%
Cardiovasculars	1,891	1,708	11%	684	606	13%	1,207	1,102	10%
Plavix	769	557	38%	118	85	39%	651	472	38%
Pravachol/Pravigard Pac	656	698	-6%	330	301	10%	326	397	-18%
Avapro/ Avalide	233	170	37%	89	73	22%	144	97	48%
Monopril	72	109	-34%	59	60	-2%	13	49	-73%
Capoten/Captopril	48	49	-2%	48	49	-2%	—	—	—
Coumadin	77	94	-18%	7	7	—	70	87	-20%
Anti-Cancer	619	561	10%	329	302	9%	290	259	12%
TAXOL	249	248	—	248	223	11%	1	25	-96%
Paraplatin	241	247	-2%	35	34	3%	206	213	-3%
Erbitux	72	—	—	—	—	—	72	—	—
Anti-Infectives	679	625	9%	399	368	8%	280	257	9%
Sustiva	153	160	-4%	63	55	15%	90	105	-14%
Reyataz	85	1	* **	20	1	* **	65	—	—
Cefzil	55	59	-7%	26	21	24%	29	38	-24%
Videx/ Videx EC	69	70	-1%	44	40	10%	25	30	-17%
Zerit	78	98	-20%	40	48	-17%	38	50	-24%
Maxipime	50	45	11%	50	45	11%	—	—	—
Tequin	39	40	-3%	13	9	44%	26	31	-16%
Central Nervous System	44	103	-57%	44	42	5%	—	61	-100%
Sinemet	27	31	-13%	22	21	5%	5	10	-50%
BuSpar	1	11	-91%	6	7	-14%	(5)	4	* **
Serzone	(3)	41	-107%	(1)	1	-200%	(2)	40	* **
Other Pharmaceuticals
Glucophage Franchise	79	240	-67%	6	5	20%	73	235	-69%
Glucovance	47	116	-59%	1	2	-50%	46	114	-60%
Glucophage	12	26	-54%	3	2	50%	9	24	-63%
Glucophage XR	10	102	-90%	1	1	—	9	101	-91%
Metaglip	10	(4)	* **	1	—	—	9	(4)	* **
Abilify**	122	65	88%	3	1	200%	119	64	86%
ONCOLOGY THERAPEUTICS NETWORK	611	558	9%	—	—	—	611	558	9%
NUTRITIONALS	510	521	-2%	261	240	9%	249	281	-11%
Infant Formulas	365	345	6%	126	114	11%	239	231	3%
Enfamil	224	233	-4%	70	65	8%	154	168	-8%
Other Nutritional Products
Toddler/Children’s Nutritionals	118	103	15%	118	103	15%	—	—	—
Adult Consumer Nutritionals	9	37	-76%	7	11	-36%	2	26	-92%
OTHER HEALTHCARE	478	419	14%	214	191	12%	264	228	16%
CONVATEC PRODUCTS	234	202	16%	163	140	16%	71	62	15%
Ostomy	137	126	9%	96	88	9%	41	38	8%
Wound Therapeutics	94	73	29%	64	50	28%	30	23	30%
MEDICAL IMAGING	151	129	17%	24	17	41%	127	112	13%
Cardiolite	105	86	22%	13	9	44%	92	77	19%
CONSUMER MEDICINES	93	88	6%	27	34	-21%	66	54	22%

*	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales for International and for Domestic do not tie to the Total Company International and Domestic sales shown above.

**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

***	In Excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE SALES BY PRODUCT
FOR THE SIX MONTHS ENDED JUNE 30, 2004
($ in millions)

	WORLDWIDE			INTERNATIONAL *			DOMESTIC *
	2004	2003	% growth	2004	2003	% growth	2004	2003	% growth
Total Company	$10,611	$9,857	8%	$4,275	$3,761	14%	$6,336	$6,096	4%

PHARMACEUTICALS	7,522	6,996	8%	3,485	3,033	15%	4,037	3,963	2%
Cardiovasculars	3,639	3,197	14%	1,358	1,151	18%	2,281	2,046	11%
Plavix	1,466	965	52%	230	158	46%	1,236	807	53%
Pravachol/Pravigard Pac	1,327	1,311	1%	658	572	15%	669	739	-9%
Avapro/ Avalide	430	345	25%	170	131	30%	260	214	21%
Monopril	137	232	-41%	125	118	6%	12	114	-89%
Coumadin	114	182	-37%	13	12	8%	101	170	-41%
Capoten/Captopril	94	98	-4%	94	98	-4%	—	—	—
Anti-Cancer	1,162	1,044	11%	632	560	13%	530	484	10%
TAXOL	492	457	8%	477	415	15%	15	42	-64%
Paraplatin	469	456	3%	65	61	7%	404	395	2%
Erbitux	89	—	—	—	—	—	89	—	—
Anti-Infectives	1,328	1,325	—	783	717	9%	545	608	-10%
Sustiva	292	310	-6%	126	101	25%	166	209	-21%
Reyataz	160	1	* **	29	1	* **	131	—	—
Videx/ Videx EC	140	142	-1%	86	77	12%	54	65	-17%
Zerit	136	213	-36%	82	96	-15%	54	117	-54%
Cefzil	127	172	-26%	56	46	22%	71	126	-44%
Maxipime	94	87	8%	94	87	8%	—	—	—
Tequin	78	98	-20%	24	17	41%	54	81	-33%
Central Nervous System	90	185	-51%	84	82	2%	6	103	-94%
Sinemet	50	54	-7%	43	40	8%	7	14	-50%
BuSpar	6	25	-76%	13	15	-13%	(7)	10	-170%
Serzone	(4)	70	-106%	(1)	5	-120%	(3)	65	-105%
Other Pharmaceuticals
Glucophage Franchise	240	487	-51%	12	9	33%	228	478	-52%
Glucovance	149	224	-33%	3	3	—	146	221	-34%
Glucophage	43	63	-32%	7	5	40%	36	58	-38%
Glucophage XR	29	203	-86%	1	1	—	28	202	-86%
Metaglip	19	(3)	* **	1	—	—	18	(3)	* **
Abilify**	237	102	132%	5	1	* **	232	101	130%
ONCOLOGY THERAPEUTICS NETWORK	1,166	1,078	8%	—	—	—	1,166	1,078	8%
NUTRITIONALS	1,012	979	3%	513	468	10%	499	511	-2%
Infant Formulas	704	619	14%	247	215	15%	457	404	13%
Enfamil	432	398	9%	136	120	13%	296	278	6%
Other Nutritional Products
Toddler/Children’s Nutritionals	232	204	14%	232	204	14%	—	—	—
Adult Consumer Nutritionals	31	70	-56%	16	22	-27%	15	48	-69%
OTHER HEALTHCARE	911	804	13%	402	356	13%	509	448	14%
CONVATEC PRODUCTS	451	383	18%	309	258	20%	142	125	14%
Ostomy	264	237	11%	183	162	13%	81	75	8%
Wound Therapeutics	181	141	28%	121	93	30%	60	48	25%
MEDICAL IMAGING	290	250	16%	43	36	19%	247	214	15%
Cardiolite	197	161	22%	22	19	16%	175	142	23%
CONSUMER MEDICINES	170	171	-1%	50	62	-19%	120	109	10%

*	This table presents Total Company sales on a legal entity source basis and segment and product sales on a country management reported basis. As a result, the sum of segment sales for International and for Domestic do not tie to the Total Company International and Domestic sales shown above.

**	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.

***	In Excess of +/- 200%

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS BEFORE MINORITY INTEREST AND INCOME TAXES
EXCLUDING SPECIFIED ITEMS

	2003
	Q1	Q2	Q3	Q4	TOTAL YEAR
Earnings Before Minority Interest and Income Taxes	$1,163	$1,247	$1,361	$923	$4,694
Specified items:
Provision for restructuring / other	26	4	55	110	195
Litigation (recoveries) / charges	(21)	(41)	(4)	265	199

Earnings Before Minority Interest and Income Taxes
Excluding Specified Items	$1,168	$1,210	$1,412	$1,298	$5,088

	2004
	Q1	Q2	TOTAL YEAR
Earnings Before Minority Interest and Income Taxes	$1,469	$775	$2,244
Specified items:
Gain on sale of businesses	(295)	(18)	(313)
In-process research and development	—	62	62
Provision for restructuring / other	34	42	76
Litigation reserves	—	455	455

Earnings Before Minority Interest and Income Taxes
Excluding Specified Items	$1,208	$1,316	$2,524

BRISTOL-MYERS SQUIBB COMPANY
DILUTED EARNINGS PER COMMON SHARE
EXCLUDING SPECIFIED ITEMS

	2003
	Q1	Q2	Q3 *	Q4	TOTAL YEAR *
Diluted Earnings per Common Share	$0.41	$0.46	$0.47	$0.26	$1.59
Specified items:
Provision for restructuring / other	0.01	—	0.02	0.04	0.07
Litigation (recoveries) / charges	(0.01)	(0.01)	—	0.13	0.11

Diluted Earnings per Common Share
Excluding Specified Items *	$0.41	$0.45	$0.48	$0.43	$1.78

	2004
	Q1	Q2	TOTAL YEAR
Diluted Earnings per Common Share	$0.49	$0.27	$0.76
Specified items:
Gain on sale of businesses	(0.09)	(0.01)	(0.10)
In-process research and development	—	0.03	0.03
Provision for restructuring / other	0.01	0.02	0.03
Litigation reserves	—	0.15	0.15

Diluted Earnings per Common Share
Excluding Specified Items	$0.41	$0.46	$0.87

*	amounts may not add due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY
SELECT ADDITIONAL FINANCIAL INFORMATION

	($ in Millions)
	June 30,	December 31,
Balance Sheet Items	2004	2003
Cash, cash equivalents and marketable debt securities	$6,844	$5,457
Receivables, net of allowances	3,508	3,646
Short-term borrowings	1,009	127
Long-term debt	8,376	8,522
Stockholders’ equity	$10,431	$9,786

Other Items
For the three months ended June 30, 2004:
Quarterly Dividend	$.28/share
Gross Margin	61.4%
Capital Expenditures and Capitalized Software	$185million

BRISTOL-MYERS SQUIBB COMPANY
2004 DILUTED EPS IMPACT OF PROJECTED SPECIFIED ITEMS

Diluted EPS
Impact
Litigation reserves	$(0.15)
Gain on sale of Adult Nutritional Business	0.10
Anticipated restructuring/relocation	(0.07)
Preliminary estimate of charge for in-process research and development from acquisition of Acordis	(0.03)
Licensing Milestones	(0.02)

Total	$(0.17)